Exhibit 10.21

ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT
(GROUND LEASE)

THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT (this “Assignment”) is made as of July 6, 1995, by and between STATION CASINOS, INC., a Nevada corporation (“Assignor”), in favor of TEXAS STATION, INC., a Nevada corporation and a wholly owned subsidiary of Assignor (“Assignee”).

FOR VALUE RECEIVED, Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor’s rights, titles and interests in, to and under that certain Ground Lease, dated as of June 1, 1995, by and between Texas Gambling Hall & Hotel, Inc., a Nevada Corporation, as Landlord and Assignor as Tenant (as modified, amended or supplemented from time to time, the “Lease”), which Lease relates to, among other things, that certain real property located in the City of North Las Vegas, State of Nevada, more particularly described in Exhibit “A” attached hereto.

Assignor hereby covenants that it will, at any time and from time to time, upon written request therefor, at Assignee’s sole expense and without the assumption of any additional liability thereby, execute and deliver to Assignee, its successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, its successors and assigns to fully realize and enjoy the rights and interests assigned hereby.

Assignee hereby accepts the foregoing assignment and agrees to assume, pay, perform and discharge, as and when due, all of the agreements and obligations of Assignor under the Lease arising and to be performed or discharged after the date hereof, and agrees to be bound by all of the terms and conditions of the Lease.

The provisions of this Assignment shall be binding upon the successors and assigns of Assignor and Assignee, and shall inure to the benefit of the successors and assigns of Assignor and Assignee, respectively.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon and attached to any other counterpart

IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:	STATION CASINOS, INC.,
a Nevada corporation

By:
Name:
Its:

ASSIGNEES:	TEXAS STATION, INC.,
a Nevada corporation

By:
Name:
Its:

CONSENT AND RELEASE

The undersigned hereby consents to and acknowledges the foregoing assignment and assumption and hereby releases Assignor from any and all liability arising under the Lease.+

TEXAS GAMBLING HALL & HOTEL, INC.,
a Nevada corporation

By:
Name:
Its: